Exhibit 20

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                                                  Ford Credit Floorplan Master Owner Trust


         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             07/31/ 04
         Distribution Date                                                                                     8/16/2004


         Pool Balance                                               $21,875,180,619.44
           Issuer's Principal Receivables (FCFMOTA)                 $15,274,891,296.90
           Principal portion of Issuer's Interest in                 $6,600,289,322.54
           Other Floorplan Assets  (FCFMOTB)

         Key Receivables Data Allocation                          Transferor Interest                           Investor
         -------------------------------                          -------------------                           --------

         Beginning Pool Balance                                      $9,875,180,619.44                $12,000,000,000.00
           Beginning Percentage                                           45.14331009%                      54.85668991%
         Total Principal Collections                                 $3,569,446,009.52                 $4,337,475,309.55

         Total Interest Collections                                     $43,571,690.53                    $52,946,908.68

         Principal Reduction - Redesignated Accounts                             $0.00

         Principal Increase - Additional Accounts                                $0.00

         Defaulted Receivables                                                   $0.00                             $0.00

         Controlled Accumulation Amount                                                                            $0.00

         Ending Pool Balance                                         $6,974,091,654.73                $12,000,000,000.00
           Ending Percentage                                              36.75586574%                      63.24413426%




         Early Amortization Triggered?                                                               Yes            No

         1. Breach of covenants or agreements made in the TSA, Indent. or Supp.  and uncured for 60                  X

         2. Failure to make any req. pmt. or deposit under TSA, Indent. or Supp. and uncured for 5 bus.              X

         3. Breach of any rep. or warranty made in the TSA, Indent. or Supp. and uncured for 60                      X
         days
         4. Bankruptcy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         5. FCFMOTA is an investment company within the meaning of the ICA of 1940                                   X

         6. Failure of FCF Corp or FCF LLC to convey Receiv. pursuant to the TSA and uncured for 10                  X
         days
         7. Available Sub.  Amt. is less than the Required Sub. Amt. and uncured for 5 days                          X

         8. Servicer default or an event of default with respect to the outstanding notes has occured                X

         9. Average monthly payment rate for the past three periods is less than 21%                                 X

         10. Excess Funding Acct. Bal. exceeds 30% of Outstanding Series Adj. Inv. Amts. for 3                       X

         11. Maturity note purchaser fails to make any payment under MNPA and uncured for 5 bus.                     X

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             07/31/ 04
         Distribution Date                                                                                     8/16/2004


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

         Beginning Pool Balance                                                                       $21,875,180,619.44

         Total Principal Collections                                                                   $7,906,921,319.07
           Principal Collections                                                                       $6,805,906,111.66
           Principal Collection Adjustments                                                            $1,101,015,207.41
              Monthly Principal Payment Rate                                                                      32.00%

         Principal Reduction - Redesignated Accounts                                                               $0.00
         Principal Increase - Additional Accounts                                                                  $0.00

         Defaulted Receivables                                                                                     $0.00
           Defaulted Receivables as a % of Collections                                                       0.00000000%

         New Principal Receivables                                                                     $5,005,832,354.36

         Ending Pool Balance                                                                          $18,974,091,654.73

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------

         Total Interest Collections                                                                       $96,518,599.21
           Interest Collections                                                                           $96,779,893.22
           Interest Collection Adjustments                                                                 ($261,294.01)
           Recoveries                                                                                              $0.00

         Monthly Yield                                                                                             5.29%

         Performance Impaired Ineligible Accounts                                                            Trust Total
         ----------------------------------------                                                            -----------

         Beginning Balance                                                                                $37,828,451.93
           Principal Collections                                                                          $10,417,723.00
           New Principal Receivables                                                                       $6,239,658.66
           Adjustments                                                                                     ($839,167.30)
           Defaulted Receivables                                                                                   $0.00
         Ending Balance                                                                                   $32,811,220.29
         Memo
         ----
           Interest Collections                                                                              $127,473.48

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             07/31/ 04
         Distribution Date                                                                                     8/16/2004


          Subordination and Participation                                                                    Trust Total
          -------------------------------                                                                    -----------

          Non Conforming Receivable Amount                                                               $247,876,473.74
            Ineligible Receivables                                                                       $247,876,473.74
            Dealer Overconcentration                                                                               $0.00
               Memo:  AutoNation Receivables as a % of Total Pool Balance                                          4.48%
            Manufacturer Overconcentration                                                                         $0.00
            PRIMUS Overconcentration                                                                               $0.00
            Used Vehicle Overconcentration                                                                         $0.00
               Memo:  Principal Receivables relating to Used Vehicles                                    $551,558,106.09
               Percentage                                                                                          2.91%

          Available Subordinated Amount                                                                $1,026,380,840.69
          Required Subordinated Amount                                                                 $1,026,380,840.69

          Required Participation 4.00%                                                                   $480,000,000.00
          Required Participation and Subordinated Amount                                               $1,506,380,840.69

          Current Participation Amount                                                                 $5,467,710,814.04
            Current Participation Percentage                                                                     362.97%
          Current Participation Shortfall                                                                          $0.00

          Available Transferor Collections                                                             $3,613,017,700.05
          Subordinated Draw Amount                                                                                 $0.00


         Redesignation Notice
         --------------------
                Notice is hereby given, pursuant to Sections 2.09(b)(1) and/or 2.09(c) of the Amended and Restated Transfer and
        Servicing Agreements dated as of December 19, 2002, that the redesignation of certain Accounts and the reassignment of the
        Receivables and Related Security arising in connection with such Accounts will occur on the Redesignation Date of
        September 1, 2004.

                         Transferor                                 Trust                               Redesignated
                         ----------                                 -----                               ------------
                                                                                                          Yes    No
              Ford Credit Floorplan Corporation      Ford Credit Floorplan Master Owner Trust                     X

              Ford Credit Floorplan LLC              Ford Credit Floorplan Master Owner Trust              X

              Ford Credit Floorplan Corporation      Ford Credit Floorplan Master Owner Trust                     X




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                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             07/31/ 04
         Distribution Date                                                                                     8/16/2004

         Series Allocations                                                                                      2001 - 2
         ------------------                                                                                      --------

         Series 2001-2 Notes                                                                            $2,000,000,000.00
           Current Floating Allocation Percentage                                                             9.14278165%

         Total Adjusted Principal Collections                                                             $722,912,551.59
         Principal Default Amounts                                                                                  $0.00
         Total Interest Collections                                                                         $8,824,484.78

         Source and Use of Funds                                                                                 2001 - 2
         -----------------------                                                                                 --------

           Investor Interest Funding Account Balance                                                        $8,824,484.78
           Investment and Net Swap Proceeds Class A                                                           $321,900.89
           Investment and Net Swap Proceeds Class B                                                            $25,861.36
           Reserve Fund Balance                                                                             $7,000,000.00
         Total Investor Collections and Reserve Fund                                                       $16,172,247.03

           Notes Outstanding Class A                                                                    $1,936,340,000.00
           Notes Outstanding Class B                                                                       $63,660,000.00
           Note Rate Class A                                                                                      1.5200%
           Note Rate Class B                                                                                      1.7900%
           Days in Interest Period                                                                                   32
         Current Interest Due Class A                                                                       $2,616,210.49
         Current Interest Due Class B                                                                         $101,290.13
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                    $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                     $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                     $0.00
         Current Interest Paid Class A                                                                      $2,616,210.49
         Current Interest Paid Class B                                                                        $101,290.13
         Interest Shortfall Class A                                                                                 $0.00
         Interest Shortfall Class B                                                                                 $0.00

         Additional Interest Due Class A                                                                            $0.00
         Additional Interest Due Class B                                                                            $0.00
         Additional Interest Paid Class A                                                                           $0.00
         Additional Interest Paid Class B                                                                           $0.00
         Additional Interest Shortfall Class A                                                                      $0.00
         Additional Interest Shortfall Class B                                                                      $0.00

         Servicing Fees Due FMCC (1.00% per annum)                                                          $1,666,666.67
         Servicing Fees Paid                                                                                $1,666,666.67
         Servicing Fees Shortfall                                                                                   $0.00

         Reserve Fund Required Amount (.35% of Series 2001-2 Notes Outstanding)                             $7,000,000.00
         Reserve Fund Deposit Amount                                                                                $0.00
         Reserve Fund Balance Amount                                                                        $7,000,000.00
         Reserve Fund Draw Amount                                                                                   $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             07/31/ 04
         Distribution Date                                                                                     8/16/2004

         Current Investor Default Amount Due Class A                                                                $0.00
         Current Investor Default Amount Due Class B                                                                $0.00
         Current Investor Default Amount Paid Class A                                                               $0.00
         Current Investor Default Amount Paid Class B                                                               $0.00
         Current Investor Default Amount Shortfall Class A                                                          $0.00
         Current Investor Default Amount Shortfall Class B                                                          $0.00

         Transferor's Interest Remitted                                                                     $4,788,079.74

         Subordination and Participation                                                                        2001 - 2
         -------------------------------                                                                        --------

         Incremental Subordinated Amount                                                                   $28,767,012.94
         Available Subordinated Amount                                                                    $150,782,928.04
         Required Subordinated Amount                                                                     $150,782,928.04

         Subordinated Draw Amount                                                                                   $0.00

         Required Participation 4.00%                                                                      $80,000,000.00
         Required Participation and Subordinated Amount                                                   $230,782,928.04

         Controlled Accumulation Period
         ------------------------------

         Accumulation Period Reserve Account Deposit Amount                                                         $0.00
         Accumulation Period Reserve Account Balance                                                                $0.00
         Accumulation Period Reserve Account Draw Amount                                                            $0.00

         Controlled Accumulation Amount                                                                             $0.00
         Principal Funding Account Balance                                                                          $0.00
         Excess Funding Account Balance                                                                             $0.00
         Principal Payment Amount                                                                                   $0.00
         Pool Factor                                                                                    100.000000000000%

         Distribution to Holders of Notes
        ---------------------------------
        (per $1,000 denomination note)                                                                           2001 - 2
                                                                                                                 --------

         Total Amount Distributed                                                                                   $1.40
         Total Amount Allocable to Principal                                                                        $0.00
         Total Amount Allocable to Interest                                                                         $1.40

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             07/31/ 04
         Distribution Date                                                                                     8/16/2004


         Series Allocations                                                                                       2002 - 1
         ------------------                                                                                       --------

         Motown Notes                                                                                    $7,000,000,000.00
         Extended Motown Notes                                                                                       $0.00
         Maturity Notes                                                                                              $0.00
           Current Floating Allocation Percentage                                                             31.99973578%

         Total Adjusted Principal Collections                                                            $2,530,193,930.57
         Principal Default Amounts                                                                                   $0.00
         Total Interest Collections                                                                         $30,885,696.73

         Source and Use of Funds                                                                                  2002 - 1
         -----------------------                                                                                  --------

           Investor Interest Funding Account Balance                                                        $30,885,696.73
           Investment and Net Swap Proceeds                                                                     $24,248.98
           Reserve Fund Balance                                                                             $24,500,000.00
         Total Investor Collections and Reserve Fund                                                        $55,409,945.71

           Motown Notes Outstanding                                                                      $7,000,000,000.00
           Extended Motown Notes Outstanding                                                                         $0.00
           Maturity Notes Outstanding                                                                                $0.00
           Extended Motown Note Rate                                                                                 $0.00
           Maturity Note Rate                                                                                        $0.00
           Days in Interest Period                                                                                    32
           Current Monthly Discount Paid on Motown Notes                                                     $8,707,322.91
           Current Interest Due Extended Motown Notes                                                                $0.00
           Current Interest Due Maturity Notes                                                                       $0.00
         Current Monthly Discount Paid on Motown Notes                                                       $8,707,322.91
         Current Interest Paid Extended Motown Notes                                                                 $0.00
         Current Interest Paid Maturity Notes                                                                        $0.00
         Interest Shortfall Motown Notes                                                                             $0.00
         Interest Shortfall Extended Motown Notes                                                                    $0.00
         Interest Shortfall Maturity Notes                                                                           $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Maturity Notes                                                                      $0.00
         Additional Interest Paid Motown Notes                                                                       $0.00
         Additional Interest Paid Extended Motown Notes                                                              $0.00
         Additional Interest Paid Maturity Notes                                                                     $0.00
         Additional Interest Shortfall Motown Notes                                                                  $0.00
         Additional Interest Shortfall Extended Motown Notes                                                         $0.00
         Additional Interest Shortfall Maturity Notes                                                                $0.00

         Servicing Fees Due FMCC (1.00% per annum)                                                           $5,833,333.33
         Servicing Fees Paid                                                                                 $5,833,333.33
         Servicing Fees Shortfall                                                                                    $0.00

         Reserve Fund Required Amount (.35% of Series 2002-1 Notes Outstanding)                             $24,500,000.00
         Reserve Fund Deposit Amount                                                                                 $0.00
         Reserve Fund Balance                                                                               $24,500,000.00
         Reserve Fund Draw Amount                                                                                    $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             07/31/ 04
         Distribution Date                                                                                     8/16/2004

         Current Investor Default Amount Due                                                                         $0.00
         Current Investor Default Amount Paid                                                                        $0.00
         Current Investor Default Amount Shortfall                                                                   $0.00

         Transferor's Interest Remitted                                                                     $16,369,289.47

         Subordination and Participation                                                                          2002 - 1
         -------------------------------                                                                          --------

         Incremental Subordinated Amount                                                                   $102,253,709.29
         Available Subordinated Amount                                                                     $649,423,520.59
         Required Subordinated Amount                                                                      $649,423,520.59
         Subordinated Draw Amount                                                                                    $0.00

         Required Participation 4.00%                                                                      $280,000,000.00
         Required Participation and Subordinated Amount                                                    $929,423,520.59

         Maturity Note purchase Facility
         -------------------------------

         Required Liquidity Commitment                                                                     $350,000,000.00
         Available Program Commitment                                                                      $425,000,000.00

         Controlled Accumulation Period
         ------------------------------

         Accumulation Period Reserve Account Deposit                                                                 $0.00
         Accumulation Period Reserve Account Balance                                                                 $0.00
         Accumulation Period Reserve Account Draw Amount                                                             $0.00

         Current Principal Distribution Amount Motown Notes                                                          $0.00
         Current Principal Distribution Amount Extended Motown Notes                                                 $0.00

         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%

         Series Specific Triggers
         ------------------------

         Is the Motown notes weighted average remaining days until expected                                             No
         maturity greater than or equal to 60 days?

         Distribution to Holders of Notes                                                                         2002 - 1
         --------------------------------                                                                         --------
         (per $1,000 denomination notes)

         Total Amount Distributed                                                                                    $1.24
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.24

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             07/31/ 04
         Distribution Date                                                                                     8/16/2004


         Series Allocations                                                                                      2004 - 1
         ------------------                                                                                      --------

         Series 2004-1 Notes                                                                            $3,000,000,000.00
           Current Floating Allocation Percentage                                                            13.71417248%

         Total Adjusted Principal Collections                                                           $1,084,368,827.39
         Principal Default Amounts                                                                                  $0.00
         Total Interest Collections                                                                        $13,236,727.17

         Source and Use of Funds                                                                                 2004 - 1
         -----------------------                                                                                 --------
           Investor Interest Funding Account Balance                                                       $13,236,727.17
           Investment Proceeds Class A                                                                              $0.00
           Investment Proceeds Class B                                                                              $0.00

         Total Investor Collections                                                                        $13,236,727.17

           Notes Outstanding Class A                                                                    $2,904,500,000.00
           Notes Outstanding Class B                                                                       $95,500,000.00
           Note Rate Class A                                                                                      1.5019%
           Note Rate Class B                                                                                      1.6819%
           Days in Interest Period                                                                                    19
         Current Interest Due Class A                                                                       $2,302,277.74
         Current Interest Due Class B                                                                          $84,771.42
         Current Interest Paid Class A                                                                      $2,302,277.74
         Current Interest Paid Class B                                                                         $84,771.42
         Interest Shortfall Class A                                                                                 $0.00
         Interest Shortfall Class B                                                                                 $0.00

         Additional Interest Due Class A                                                                            $0.00
         Additional Interest Due Class B                                                                            $0.00
         Additional Interest Paid Class A                                                                           $0.00
         Additional Interest Paid Class B                                                                           $0.00
         Additional Interest Shortfall Class A                                                                      $0.00
         Additional Interest Shortfall Class B                                                                      $0.00

         Servicing Fees Due FMCC (1.00% per annum)                                                            $250,000.00
         Servicing Fees Paid                                                                                  $250,000.00
         Servicing Fees Shortfall                                                                                   $0.00

         Current Investor Default Amount Due Class A                                                                $0.00
         Current Investor Default Amount Due Class B                                                                $0.00
         Current Investor Default Amount Paid Class A                                                               $0.00
         Current Investor Default Amount Paid Class B                                                               $0.00
         Current Investor Default Amount Shortfall Class A                                                          $0.00
         Current Investor Default Amount Shortfall Class B                                                          $0.00

         Transferor's Interest Remitted                                                                    $10,599,678.01

         Subordination and Participation                                                                        2004 - 1
         -------------------------------                                                                        --------

         Incremental Subordinated Amount                                                                   $43,150,519.41
         Available Subordinated Amount                                                                    $226,174,392.06
         Required Subordinated Amount                                                                     $226,174,392.06
         Subordinated Draw Amount                                                                                   $0.00




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             07/31/ 04
         Distribution Date                                                                                     8/16/2004

         Required Participation 4.00%                                                                     $120,000,000.00
         Required Participation and Subordinated Amount                                                   $346,174,392.06

         Controlled Accumulation Period
         ------------------------------

         Accumulation Period Reserve Account Deposit Amount                                                         $0.00
         Accumulation Period Reserve Account Balance                                                                $0.00
         Accumulation Period Reserve Account Draw Amount                                                            $0.00

         Controlled Accumulation Amount                                                                             $0.00
         Principal Funding Account Balance                                                                          $0.00
         Excess Funding Account Balance                                                                             $0.00
         Principal Payment Amount                                                                                   $0.00
         Pool Factor                                                                                    100.000000000000%

         Distribution to Holders of Notes                                                                       2004 - 1
        ---------------------------------                                                                       --------
        (per $1,000 denomination note)



         Total Amount Distributed                                                                                   $0.82
         Total Amount Allocable to Principal                                                                        $0.00
         Total Amount Allocable to Interest                                                                         $0.82


